UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): April 13, 2007

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)


       Delaware                        1-15062                   13-4099534
  ------------------                   -------                   ----------
(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
      of Incorporation)                                      Identification No.)

                 One Time WarnerCenter, New York, New York 10019
               (Address of Principal Executive Offices) (Zip Code)

                                  212-484-8000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.02  Termination of a Material Definitive Agreement.

As previously reported, on April 9, 2007, Time Warner Cable Inc. ("TWC"), a subsidiary of Time Warner Inc. (the "Company" or "Time Warner"), completed its offering of $5 billion in aggregate principal amount of senior unsecured notes and debentures consisting of $1.5 billion principal amount of 5.40% Notes due 2012 (the "2012 Notes"), $2 billion principal amount of 5.85% Notes due 2017 (the "2017 Notes") and $1.5 billion principal amount of 6.55% Debentures due 2037 (the "2037 Debentures" and, together with the 2012 Notes and the 2017 Notes, the "Debt Securities"). On April 11, 2007 and April 13, 2007, TWC used a portion of the net proceeds from the issuance of the Debt Securities to repay all principal amounts due and owing under its $4.0 billion three-year term loan facility (the "Three-Year Term Facility"), under the credit agreement dated as of February 24, 2006, among TWC, as borrower, the lenders from time to time party thereto, Wachovia Bank, National Association, as administrative agent, ABN Amro Bank N.V. and Barclays Capital, as co-syndication agents, and Dresdner Bank AG New York and Grand Cayman Branches and The Bank of Nova Scotia, as co-documentation agents. As of April 13, 2007, the Three-Year Term Facility is fully repaid and terminated and the guarantees provided by TW NY Cable Holding Inc. and Time Warner Entertainment Company, L.P. thereunder also terminated. The Three-Year Term Facility would have matured on dateMonth2Day24Year2009February 24, 2009. TWC did not incur any early termination or prepayment penalties in connection with the termination of the Three-Year Term Facility.

Certain of the lenders under the Three-Year Term Facility and their affiliates have performed and may, from time to time in the future, engage in transactions with and perform commercial and investment banking and advisory services for the Company and its subsidiaries, including TWC, for which they have received or will receive customary fees and expenses.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TIME WARNER INC.


                                         By:  /s/ Wayne H. Pace
                                              _______________________________
                                              Name:  Wayne H. Pace
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

  Date:  April 17, 2007